UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 14, 2006
RTW, Inc.
(Exact name of registrant as specified in its charter)
Minnesota
(State or other jurisdiction of incorporation)

0-25508 (Commission File Number)	41-1440870 (I.R.S. Employer Identification No.)
8500 Normandale Lake Blvd., Suite 1400
Bloomington, MN 55437
(Address of principal executive offices and Zip Code)
(952) 893-0403
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD Item 7.01 — Regulation FD disclosure
Section 9 — Financial Statements and Exhibits Item 9.01 — Financial Statements and Exhibits
SIGNATURES
Presentation- 2006 Annual Meeting of Shareholders

Section 7 — Regulation FD
Item 7.01 — Regulation FD disclosure
     On June 14, 2006, Mr. Jeffrey B. Murphy, RTW, Inc.’s President and Chief Executive Officer is giving a presentation titled “2006 Annual Meeting of Shareholders” at the RTW, Inc. 2006 Annual Meeting of Shareholders. A copy of this presentation is furnished as Exhibit 99.1 to this Form 8-K.
     The information provided pursuant to Item 7.01 of this Form 8-K is being furnished and is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor may it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.
Section 9 — Financial Statements and Exhibits
Item 9.01 — Financial Statements and Exhibits
     (d) Exhibits:

Exhibit No.	Description
99.1	Presentation titled “2006 Annual Meeting of Shareholders”
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RTW, Inc.
Dated: June 14, 2006	By /s/ Jeffrey B. Murphy
Jeffrey B. Murphy
President and Chief Executive Officer (Principal Executive Officer)